Exhibit 24
                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ A. Dean Arganbright
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ Michael S. Ariens
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ Richard A. Bemis
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of August, 1997.



                                 /s/ Daniel A. Bollom
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ Sister M. Lois Bush
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 6th day of August, 1997.



                                 /s/ Robert C. Gallagher
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ Kathryn M. Hasselblad-Pascale
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 13th day of August, 1997.


                                 /s/ James L. Kemerling
                                 Director

                                POWER OF ATTORNEY


             WHEREAS, WPS RESOURCES CORPORATION (hereinafter referred to as the "Company") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-4
   Registration Statement with respect to the merger of Upper Peninsula Energy Corporation with and into the Company; and

             WHEREAS, the undersigned is a Director of the Company.

             NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers and Patrick D. Schrickel or each of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the aforementioned Form S-4 Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of August, 1997.



                                 /s/ Larry L. Weyers
                                 Director